Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER AND
THE PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Citius Pharmaceuticals, Inc. (the “Company”) on Form 10-Q for the quarter ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Myron Holubiak, President and Chief Executive Officer of the Company, and Jaime Bartushak, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 11, 2021	By:	/s/ Myron Holubiak
Myron Holubiak
President and Chief Executive Officer
(Principal Executive Officer)

	By:	/s/ Jaime Bartushak
Jaime Bartushak
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)